SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2005

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On Wednesday, November 9, 2005, beginning at 8:00 a.m. EST, the Company will host institutional analysts and investors in New York City. The presentation may be accessed live on the Internet on the Company’s investor information page at www.unitedhealthgroup.com. Supplementary data points regarding future financial performance will be posted on the Company’s investor information page at www.unitedhealthgroup.com. In conjunction with the meeting, the Company will affirm its previous outlook for 2005 earnings of at least $2.48 per share. Management will also discuss its 2006 financial outlook. A copy of the press release issued by the Company regarding this meeting is furnished herewith as Exhibit 99 and incorporated in this Item 7.01 by reference. The press release contains forward-looking statements regarding the Company.

The Company will also discuss future projected performance, including the effects of the pending PacifiCare merger as if the merger were to be completed on December 31, 2005. In that scenario, UnitedHealth Group would offer the following estimates:

2006
Revenues	$70 billion
Earnings from operations	$7 billion
Cash flow from operations	$6 billion
Earnings per share	$2.95 or more

In its investor materials the Company will also review its longstanding outlook for future financial performance, including generating earnings per share growth in excess of 15 percent per annum over the next five years. Key elements include:

•	Double digit percentage organic revenue growth rate

•	Specialized Care Services sustaining growth of 2 million to 3 million people per year

•	Uniprise and UnitedHealthcare jointly gaining 1 million or more employer-sponsored or individually insured consumers per year

•	Strong sustained growth for Ovations, AmeriChoice and Ingenix

•	Double digit percentage operating margin, with the potential for margin expansion to the 12 percent to 14 percent range in the intermediate time frame, depending on business mix

•	Significant capital deployed to technology, modest merger and acquisition activity, and continued share repurchase, with the potential for a sustained return on equity above 30 percent

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

UnitedHealth Group and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this report, in presentations, press releases, filings with the Securities and Exchange Commission, reports to shareholders and in meetings with analysts and investors. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Statements about 2005 year-end results and 2006 results are forward-looking statements. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-looking statements. Some factors that could cause results to differ materially from the forward-looking statements include:

•	increases in health care costs that are higher than we anticipated in establishing our premium rates, including increased consumption of or costs of medical services;

•	heightened competition as a result of new entrants into our market, and consolidation of health care companies and suppliers;

•	events that may negatively affect our contract with AARP;

•	increased competition and other uncertainties resulting from changes in Medicare laws;

•	increases in costs and other liabilities associated with increased litigation, legislative activity and government regulation and review of our industry;

•	our ability to execute contracts on competitive terms with physicians, hospitals and other service providers;

•	failure to maintain effective and efficient information systems, which could result in the loss of existing customers, difficulties in attracting new customers, difficulties in determining medical costs estimates and appropriate pricing, customer and physician and health care provider disputes, regulatory problems, increases in operating expenses, or other adverse consequences;

•	possible impairment of the value of our intangible assets if future results do not adequately support goodwill and intangible assets recorded for businesses that we acquire;

•	costs associated with compliance with restrictions on patient privacy, including system changes, development of new administrative processes, and potential noncompliance by our business associates;

•	misappropriation of our proprietary technology;

•	potential effects of terrorism, including increased use of health care services, disruption of information and payment systems, and increased health care costs;

•	inability to achieve expected synergies and operating efficiencies in the PacifiCare transaction within expected time frames or at all;

•	our anticipated acquisition of PacifiCare Health Systems, Inc. may be delayed or impeded as a result of required governmental consents, approval by PacifiCare’s stockholders, and other conditions to the merger, which may increase the costs of the merger and reduce anticipated benefits;

•	integration of PacifiCare’s operations may be more difficult, time-consuming or costly than expected; and

•	we may experience difficulties in maintaining relationships with employees, customers, clients, providers or suppliers following completion of the merger with PacifiCare.

This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K and quarterly reports on Form 10-Q. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

Important Merger Information

In connection with the proposed transactions, UnitedHealth Group and PacifiCare have filed relevant materials with the Securities and Exchange Commission (SEC), including a registration statement on Form S-4 that contains a prospectus and proxy statement. Because those documents contain important information, holders of PacifiCare common stock are urged to read them. The registration statement, including the prospectus and proxy statement are available for free (along with any other documents and reports filed by UnitedHealth Group and PacifiCare with the SEC) at the SEC’s Web site, www.sec.gov. In addition, PacifiCare stockholders may obtain free copies of the documents filed with the SEC by PacifiCare by directing a written request to PacifiCare Health Systems Inc., 5995 Plaza Drive, Cypress, CA 90630, Attention: Investor Relations.

UnitedHealth Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of PacifiCare common stock in connection with the proposed transactions. Information about the directors and executive officers of UnitedHealth Group is set forth in the proxy statement for UnitedHealth Group’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2005. Investors may obtain additional information regarding the interests of such participants by reading the prospectus and proxy solicitation statement dated October 12, 2005.

PacifiCare and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of PacifiCare common stock in connection with the proposed transaction. Information about the directors and executive officers of PacifiCare and their ownership of PacifiCare common stock is set forth in the proxy statement for PacifiCare’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2005. Investors may obtain additional information regarding the interests of such participants by reading the prospectus and proxy solicitation statement if and when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2005

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ David J. Lubben
David J. Lubben
General Counsel & Secretary

EXHIBITS

Number	Description
99	Press Release, dated November 8, 2005, issued by UnitedHealth Group